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                                                                      EXHIBIT 10

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 28 to Registration Statement No. 2-57354 on Form N-1A of our report dated
August 20, 2002 appearing in the June 30, 2002 Annual Report of Merrill Lynch Municipal Bond Fund, Inc., and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York
October 25, 2002

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